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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                  FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT

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                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): May 14, 1998

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                         WAVERIDER COMMUNICATIONS INC.
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            (Exact name of registrant as specified in its charter)

           Nevada                     0-25680                    33-0264030
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(State or other jurisdiction of (Commission File No.)          (IRS Employer
incorporation)                                               Identification No.)


                        235 Yorkland Blvd., Suite 1101
                       Toronto, Ontario, Canada M2J 4Y8

                former address of principal executive offices:

                         604 Edward Avenue, Unit No. 3
                    Richmond Hill, Ontario, Canada L4C 9Y7
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         (Address of principal executive offices, including zip code)

                                (416) 410-4843
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             (Registrant's telephone number, including area code)

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                                Amendment No. 1

     1. The Registrant hereby amends its Form 8-K previously filed with the Commission to include the following Item 5:

Item 5. Other Events.
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        The principal executive offices of the Company have been moved from 604
Edward Avenue, Unit No. 3, Richmond Hill, Ontario, Canada L4C 9Y7 to 235 Yorkland Blvd., Suite 1101, Toronto, Ontario, Canada M2J 4Y8.

     2. The Registrant hereby amends Item 7 of its Form 8-K previously filed with the Commission by deleting it and replacing it in its entirety as follows in order to file as an exhibit a letter from the Registrant's former accountant pursuant to the requirements of Regulation S-K Item 304(a)(3):

Item 7. Financial Statements and Exhibits.
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        Exhibits.
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          16.1 -- Letter from Johnson, Holscher & Company, P.C.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  WAVERIDER COMMUNICATIONS INC.

                                       /s/ D. Bruce Sinclair
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                                  Name:  D. Bruce Sinclair
                                  Title: Chief Executive Officer and President
Date: May 29, 1998
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